UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 5, 2014 Date of report (Date of earliest event reported)

SUPPORT.COM, INC. (Exact Name of Registrant as Specified in Charter)
Delaware (State or Other Jurisdiction of Incorporation)	000-30901 (Commission File No.)	94-3282005 (I.R.S. Employer Identification No.)
900 Chesapeake Dr., Second Floor, Redwood City, CA 94063 (Address of Principal Executive Offices) (Zip Code)

(650) 556-9440 (Registrant’s telephone number, including area code)

N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Previously, Support.com, Inc. (“Company”) and Comcast Cable Communications Management, LLC (“Comcast”) entered into Statement of Work #3, Xfinity Home Remote Support, dated March 21, 2014 (“SOW#3”) to the Master Service Agreement, Call Handling Service, effective October 1, 2013, under which SOW#3 Company provides, at specified hourly rates, certain sales and customer support services for Comcast’s home security and control offerings to actual and prospective Comcast customers.

On June 4, 2014, Company and Comcast entered into “First Change Management Form to SOW#3” under which Comcast provides, as of April 24, 2014, certain training kits for use by Company’s agents in providing such services.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

10.1 First Change Management Form to SOW#3, between Comcast and Company, effective as of June 4, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2014

SUPPORT.COM, INC.

By:	/s/ Gregory J. Wrenn
Name:	Gregory J. Wrenn
Title:	SVP Business Affairs, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment Number 3 to the Amended and Restated Support Services Agreement Between Comcast and Company, effective as of February 25, 2013